SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     14a-6(e)(2))

                              Computone Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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     previously.  Identify the previous filing by registration statement number,
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

                              COMPUTONE CORPORATION
                     1060 Windward Ridge Parkway - Suite 100
                            Alpharetta, Georgia 30005

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 28, 2000

To the Stockholders of
COMPUTONE CORPORATION:

     The Annual Meeting of Stockholders of Computone Corporation (the "Company") will be held at 11:00 a.m., prevailing time, on Thursday, December 28, 2000, at the law offices of Duane, Morris & Heckscher, 42nd Floor, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103 for the following purposes:

     1. To elect five directors to serve until the 2001 Annual Meeting of Stockholders and until their successors are elected;

     2. To approve the election of Deloitte & Touche LLP as independent public accountants for the Company for its fiscal year ending March 31, 2001;

     3. To consider and vote upon a proposal to adopt an amendment to the Company's 1998 Equity Incentive Plan for officers and key employees to increase the number of shares subject to such Plan from 500,000 shares to 1,000,000 shares;

     4. To consider and vote upon a proposal to adopt the company's 2000 Equity Incentive Plan for Outside Directors and Consultants; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

     All stockholders of record as of the close of business on November 16, 2000 are entitled to vote at the Annual Meeting.

     The Company's Annual Report for its fiscal year ended March 31, 2000, which is not part of the proxy soliciting material, is enclosed. This Annual Report consists of a composite of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, as amended.

     It is important that your shares be represented and voted at the Annual Meeting. Please complete, sign and return the enclosed form of proxy in the envelope provided whether or not you expect to attend the Annual Meeting in person.

                                         By Order of the Board of Directors,

                                         /s/  Perry J. Pickerign
                                         -----------------------
                                         Perry J. Pickerign,
                                         President and Chief Executive Officer

December 11, 2000
Alpharetta, Georgia

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ABOUT THE ANNUAL MEETING....................................................   1

What is the purpose of the annual meeting?..................................   1
Who is entitled to vote at the meeting?.....................................   1
What constitutes a quorum?..................................................   1
What are the voting rights of the stockholders?.............................   2
Who can attend the meeting?.................................................   2
How do I vote?..............................................................   2
Can I change my vote after I return my proxy card?..........................   2
What are the Board's recommendations?.......................................   2
What vote is required to approve each item?.................................   3
Who will pay the costs of soliciting proxies on behalf of the
   Board of Directors?......................................................   3

STOCK OWNERSHIP.............................................................   4

Who are the largest owners of the Company's stock?..........................   4
How much stock do the Company's directors and executive officers own?.......   4
Section 16(a) Beneficial Ownership Reporting Compliance.....................   6

ITEM 1 - ELECTION OF DIRECTORS..............................................   6

The Board of Directors and Its Committees...................................   8
Compensation of Directors...................................................   8
Executive Compensation......................................................   9
Report of the Compensation Committee of Computone Corporation...............   9
Employment Agreements.......................................................  10
Certain Transactions........................................................  12

ITEM 2  -  ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS ......................  12

ITEM 3  -  AMENDMENT OF 1998 PLAN...........................................  13

ITEM 4  -  ADOPTION OF THE DIRECTOR PLAN....................................  18

ANNUAL REPORTS..............................................................  21

STOCKHOLDER PROPOSALS.......................................................  21

OTHER MATTERS...............................................................  21

                                      ( i )

                              COMPUTONE CORPORATION
                     1060 Windward Ridge Parkway - Suite 100
                            Alpharetta, Georgia 30005

                              --------------------

                                 PROXY STATEMENT

                              --------------------

     This proxy statement contains information relating to the annual meeting of stockholders of Computone Corporation to be held on Thursday, December 28, 2000, beginning at 11:00 a.m., at the law offices of Duane, Morris & Heckscher, 42nd Floor, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103 and at any postponement, adjournment or continuation of the meeting. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about December 11, 2000.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the approval of the election of the Company's independent public accountants, the approval of an amendment to the Company's 1998 Equity Incentive Plan (the "1988 Plan") to increase the number of shares covered thereby and the adoption of the Company's 2000 Equity Incentive Plan for Outside Directors and Consultants (the "Director Plan"). In addition, the Company's management will report on the performance of the Company during its fiscal year ended March 31, 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, November 16, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement, adjournment or continuation of the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 12,137,786 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT ARE THE VOTING RIGHTS OF THE STOCKHOLDERS?

     Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company's transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend the meeting in person and request that your proxy be revoked, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

     o    for election of the nominated directors (see pages 6 through 12);

     o for election of Deloitte & Touche LLP as the Company's independent public accountants for our fiscal year ending March 31, 2001 (see pages 12 and 13);

     o for approval of the amendment to the 1998 Plan to increase the number of shares covered thereby from 500,000 shares to 1,000,000 shares (see pages 13 through 18); and

     o    for adoption of the Director Plan (see pages 18 through 21).

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for approval of the election of independent public accountants, approval of the amendment to the 1998 Plan and adoption of the Director Plan. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO  WILL  PAY THE  COSTS  OF  SOLICITING  PROXIES  ON  BEHALF  OF THE  BOARD OF
DIRECTORS?

     The cost of soliciting proxies on behalf of the Board of Directors will be paid by the Company, including expenses of preparing and mailing this proxy statement. This solicitation will be made by mail and may also be made in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request, will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

     The following table sets forth the amount and percentage of the Company's outstanding common stock beneficially owned by each person who is known by the Company to beneficially own more than 5% of its outstanding common stock. All information is as of November 16, 2000 unless otherwise noted.

                                        Shares                       Percent of
  Name of Individual                 Beneficially                    Outstanding
 Or Identity of Group                    Owned                      Common Stock
----------------------               ------------                   ------------

5% Holders:
----------

Richard A. Hansen                    2,038,309(1)                      15.95%
   West Conshohocken, PA

---------------
(1) Excludes: (a) 102,878 shares owned by PMG Capital Corp. ("PMG"), of which Mr. Hansen is an executive officer, a director and a principal stockholder, and PMG's wholly owned subsidiary, PMG Investors, Inc. ("PMGI"), of which Mr. Hansen is an executive officer and a director, (b) a warrant owned by PMG to purchase 100,000 shares at a price of $2.10 per share exercisable at any time until March 31, 2004 and (c) a warrant owned by PMG to purchase 24,993 shares at a price of $3.25 per share exercisable at any time until June 28, 2005. Mr. Hansen disclaims beneficial ownership of the 102,878 shares and the warrants owned by PMG and PMGI. Includes 120,000 shares Mr. Hansen has the right to purchase at a price of $2.10 per share pursuant to a warrant exercisable at any time until January 14, 2004 and 4,167 shares owned by Mr. Hansen's spouse.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS, NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table sets forth as of November 16, 2000 the amount and percentage of the Company's outstanding common stock beneficially owned by each director and nominee for director, each executive officer and all executive officers and directors of the Company as a group.

                                                Shares             Percent of
   Name of Individual                        Beneficially          Outstanding
  Or Identity of Group                         Owned(1)          Common Stock(2)
------------------------                     ------------        ---------------

Directors and Nominees for Directors:
------------------------------------
   Richard A. Hansen                         2,038,309(3)             15.95%
   John D. Freitag                             607,401(4)              4.75%
   Perry J. Pickerign                          225,000(5)              1.76%
   Erik Monninkhof                              33,256                   --
   David R. Laube                                     (6)

Executive Officers: (7)
------------------
   Keith H. Daniel                              72,000(8)                --
   Darrin S. Sherrill                          514,150(9)              4.02%
   All directors, nominees for
      directors and executive officers
      as a group (7 persons)                 3,490,115                27.30%

---------------
(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part, with the person's spouse, or individually by his spouse.

(2)  Less than 1% unless otherwise indicated.

(3)  Excludes:  (a)  102,878  shares  owned by PMG,  of which  Mr.  Hansen is an executive officer, a director and a principal stockholder, and PMGI, of which Mr. Hansen is an executive officer and a director, (b) a warrant owned by PMG to purchase 100,000 shares at a price of $2.10 per share exercisable at any time until March 31, 2004 and (c) a warrant owned by PMG to purchase 24,993 shares at a price of $3.25 per share exercisable at any time until June 28, 2005. Mr. Hansen disclaims beneficial ownership of the 102,878 shares and the warrants owned by PMG and PMGI. Includes 120,000 shares Mr. Hansen has the right to purchase at a price of $2.10 per share pursuant to a warrant exercisable at any time until January 14, 2004 and 4,167 shares owned by Mr. Hansen's spouse.

(4) Includes 100,000 shares which Mr. Freitag may purchase pursuant to a currently exercisable stock option at a price of $2.00 per share, 140,000 shares that Mr. Freitag has the right to purchase at a price of $2.10 per share pursuant to a warrant exercisable at any time until January 14, 2004 and 25,000 shares that Mr. Freitag has the right to purchase at a price of $1.125 per share pursuant to a warrant exercisable at any time until January 3, 2002.

(5) Includes 200,000 shares which Mr. Pickerign may purchase at a price of $1.50 per share pursuant to a currently exercisable stock option. Also includes 25,000 shares owned by Mr. Pickerign's spouse.

(6) Assuming the election of Mr. Laube and adoption of the Director Plan by stockholders at the Annual Meeting, it is anticipated that Mr. Laube will be granted an option to purchase 100,000 shares of Common Stock exercisable at the market price prevailing on the date of grant.

(7)  Excludes executive officers listed under "Directors."

(8) Includes 50,000 shares which Mr. Daniel may purchase at a price of $1.88 per share pursuant to a currently exercisable stock option, 10,000 shares which Mr. Daniel may purchase at a price of $2.00 per share pursuant to a currently exercisable stock option and 25,000 shares which Mr. Daniel may purchase at a price of $1.88 per share pursuant to a stock option which will become exercisable in February 2001.

(9) These shares are owned jointly with Mr. Sherrill's spouse. Excludes an option held by Mr. Sherrill to purchase 50,000 shares at a price of $4.625 per share which will become exercisable on June 28, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of the Company, as well as persons who own more than 10% of a class of equity securities of the Company, file reports of their ownership of the Company's securities, as well as monthly statements of changes in such ownership, with the Company, the SEC and any stock exchange on which the Company's equity securities are then traded. Based upon written representations received by the Company from its officers, directors and more than 10% stockholders, and the Company's review of the monthly statements of ownership changes filed with the Company by its officers, directors and more than 10% stockholders during the Company's fiscal year ended March 31, 2000, the Company believes that all such filings required during such fiscal year ended were made on a timely basis, except for (i) a Form 5 filing by Mr. Pickerign in which he reported employee stock options granted to him by the Company in August 1998 and a Form 5 filing in which he reported four Form 4 transactions to reflect 25,000 shares purchased by his spouse in June 1999 and July 1999 and
(ii) a Form 4 filing by Mr. Freitag to report stock options granted to him by the Company in September 1996, warrants granted to him by the Company in January 1994 and January 1999 and two purchases from the Company of an aggregate of 149,547 shares in February 1999 and June 2000.

                         ITEM 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors consists of five members, all of whom will be elected at the annual meeting to serve until the Company's next annual meeting, and until his successor has been duly elected.

     Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below, all of whom are currently directors of the Company, with the exception of Mr. Laube. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the next annual meeting.

     The Board of Directors recommends a vote "FOR" the election of the nominees named below.

     The names of the nominees for director, together with certain information regarding them, are as follows:

                              Nominees for Director

            Name                    Age                       Director Since
     ------------------             ---                       --------------

     Richard A. Hansen               59                            1992
     John D. Freitag                 71                            1992
     Perry J. Pickerign              36                            1998
     Erik Monninkhof                 38                            1999
     David R. Laube                  52                              --

     Mr. Freitag, a private investor, who has been Chairman of the Board since February 1999, served as the Acting President and Chief Executive Officer of the Company during May, June and July 1998. He was Chairman of the Board and Chief Executive Officer of the Company from November 1992 until April 1996. He is Chairman of the Board of Leopard Industries, Inc., a private investment management corporation.

     Mr. Hansen has been an executive officer, director and principal stockholder of PMG, an investment banking firm, since November 1986 and is a director and executive officer of PMGI. He also served as the Company's Chairman of the Board from April 1996 to February 1999. Mr. Hansen is also a director of Ultra-Life Batteries, Inc., a manufacturer of lithium batteries, and of a number of private companies.

     Mr. Pickerign became President, Chief Executive Officer and a director of the Company in August 1998. Mr. Pickerign was self-employed as a high technology consultant from September 1997 to July 1998, was Director of Marketing for Comtrol Corporation from June 1993 to September 1997, was a strategic planning and marketing consultant from March 1991 to June 1993 and previously held management positions with ITT Financial Services and 3M Company.

     Mr. Monninkhof, a private investor and a director since May 13, 1999, previously served as Managing Director of Dupaco B.V., a distributor of high-end computer products, from 1985 to 1996. Since 1996, Mr. Monninkhof has been principally engaged as a director of Monninkhof Holding B.V., a corporation engaged in private investing.

     Mr. Laube is a partner in Media Fibre, a telecommunications and energy consulting company. For seventeen years prior to July 2000, Mr. Laube was a senior executive with U S West, a Regional Bell Operating Company (now Qwest Communications). For his last five years with U S WEST, he served as Vice President and Chief Information Officer. Previous positions with U S WEST include Vice President - Controller and Treasurer, and Chief Financial Officer with Mountain Bell and U S WEST Cellular.

Executive Officers

     Keith H.  Daniel,  age 47,  has  served as the  Company's  Chief  Financial
Officer since February 1999. Prior thereto, Mr. Daniel served as a financial consultant to the Company and others. From September 1996 until August 1998, Mr. Daniel was Chief Financial Officer of Space Master International, Inc. and prior thereto held financial management positions with Sivaco Wire Group and Keystone Consolidated Industries, Inc.

     Darrin S. Sherrill, age 40, has served as the Company's Chief Operating Officer since June 28, 2000 when the Company acquired Multi-User Solutions, Ltd. ("Multi-User"). For nine years prior thereto, Mr. Sherrill served as President and Chief Executive Officer of Multi-User, a company engaged in service and support for both hardware and software.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met four times during the Company's fiscal year ended March 31, 2000. The Board of Directors currently does not have an Executive Committee, a Nominating Committee or a Compensation Committee. The Audit Committee of the Company's Board of Directors currently consists of Richard A. Hansen, John D. Freitag and Erik Monninkhof. The Audit Committee reviews the Company's selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent public accountants.

                            COMPENSATION OF DIRECTORS

     The Company's directors currently serve without compensation. Assuming adoption of the Director Plan by stockholders at the annual meeting, each director of the Company will become eligible to receive non-qualified stock options to purchase shares of the Company's Common Stock in an amount determined by the Company's Board of Directors from time to time. Assuming the election of Mr. Laube by stockholders at the annual meeting, the Company anticipates granting Mr. Laube an option under the Director Plan to purchase 100,000 shares of the Company's Common Stock exercisable at the prevailing market price on the date of grant.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the compensation paid by the Company during each of the three fiscal years ended March 31, 2000, April 2, 1999 and April 3, 1998 for services rendered in all capacities by the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in the fiscal year ended March 31, 2000.

                                                                            Long-Term Compensation
                                                                                    Awards
                                                                           ------------------------
                                                Annual Compensation        Restricted    Securities
        Name and                Fiscal         ---------------------          Stock      Underlying       All Other
   Principal Position            Year        Salary($)        Bonus($)      Awards($)    Options(#)    Compensation($)
------------------------        ------      -----------      ----------    ----------    ----------    ---------------

Perry J. Pickerign               2000        150,000           52,212            --             --              --
   President and Chief           1999        100,000(1)            --            --        300,000              --
   Executive Officer (1)         1998             --               --            --             --              --

Keith H. Daniel                  2000        110,000            5,000            --             --              --
   Chief Financial Officer(2)    1999         18,333(2)            --            --         85,000              --
                                 1998             --               --            --             --              --

-------------------

(1) Mr. Pickerign became the Company's President and Chief Executive Officer on August 1, 1998.

(2)  Mr.  Daniel  became the Company's  Chief  Financial  Officer on February 1,
     1999.

     See "Employment Agreements."

     During the Company's fiscal year ended March 31, 2000 and from that date to the date of this Proxy Statement, no options were granted to Mr. Pickerign or to Mr. Daniel.

     The following table sets forth information with respect to options exercised during the fiscal year ended March 31, 2000 and held on March 31, 2000 by Mr. Pickerign and Mr. Daniel.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                  Number of Securities          Value of Unexercised
                        Shares                         Underlying                   In-the-Money
                       Acquired                Options at Fiscal Year End    Options at Fiscal Year End
                          on        Value      --------------------------    --------------------------
     Name              Exercise    Realized    Exercisable  Unexercisable    Exercisable  Unexercisable
------------------     --------    --------    -----------  -------------    -----------  -------------
Perry J. Pickerign          --          --       200,000       100,000         $737,500      $368,750
Keith H. Daniel             --          --        60,000        25,000          197,500        82,212

          REPORT OF THE COMPENSATION COMMITTEE OF COMPUTONE CORPORATION

     During the Company's fiscal year ended March 31, 2000, the Company's Board of Directors as a whole established the compensation of the executive officers of the Company, and there was not a separate Compensation Committee of the Company's Board of Directors. The Company's Board of Directors formalized compensation policies for its executive officers intended to enhance the Company's earnings and facilitate securing, retaining and motivating management employees of high caliber and potential. The Company's executive compensation consists of three components: base salary, cash bonuses based on the Company's performance and long-term incentive awards in the form of stock options. The persons eligible to receive awards under these policies are the officers and other employees of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the short- and long-term goals and strategies of the Company.

     The Company establishes base salaries for its officers that are within the range paid by technology companies in the Company's peer group. The Company pays incentive bonuses on a formula basis to its Chief Executive Officer and Chief Financial Officer depending upon the Company's achievement of specified performance goals. The Company also grants stock options to its officers, including its Chief Executive Officer, based on their level of responsibility and support for the Company's long-term strategic objectives. By providing its officers with an opportunity to benefit from a long-term increase in the value of the Company's Common Stock, the Company believes it will align the interests of its officers and employees with the interests of the Company's stockholders and tie a significant portion of the Company's executive compensation to stockholder returns.

     See "Employment Agreements" for further information regarding the compensation of Mr. Pickerign as the Company's Chief Executive Officer and Mr. Daniel as its Chief Financial Officer and, commencing in the current fiscal year, Mr. Sherrill as the Company's Chief Operating Officer.

                              EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Pickerign dated as of August 2, 1998. The employment agreement provides for the employment of Mr. Pickerign as President and Chief Executive Officer of the Company for a period of three years and for the automatic renewal of Mr. Pickerign's employment for successive periods of one year, subject to prior written notice of termination by Mr. Pickerign or the Company, in each case not later than 180 days prior to the expiration of the then current term. Under the employment agreement, Mr. Pickerign receives an annual salary of $150,000, and is entitled to a quarterly bonus in an amount equal to 10% of the Company's earnings before interest and taxes in the preceding quarter. On the date of the employment agreement, the Company granted Mr. Pickerign non-qualified stock options to purchase 300,000 shares of the Company's Common Stock, of which 50,000 shares vested immediately, 50,000 shares vested on August 2, 1999, 100,000 shares vested on August 2, 2000 and 100,000 shares will vest on August 2, 2001. Pursuant to the employment agreement, the Company provides Mr. Pickerign with an automobile at the Company's sole cost and expense.

     The Company entered into an employment agreement with Mr. Daniel dated February 1, 1999. The employment agreement provides for the employment of Mr. Daniel as Chief Financial Officer of the Company for a period of two years and for the automatic renewal of Mr. Daniel's employment for successive periods of one year, subject to prior written notice of termination by Mr. Daniel or the Company, in each case not later than 180 days prior to the expiration of the then current term. Under the employment agreement, Mr. Daniel receives an annual salary of $110,000, and is entitled to a quarterly bonus of $5,000 for each quarter ending during the term of the employment agreement if the Company's earnings before income and taxes for such quarter exceeds $100,000 and an annual bonus of $10,000 for each fiscal year ending during the term of the employment agreement if the Company's earnings before income and taxes for such calendar year exceeds $1,000,000. The employment agreement further provides that if, during Mr. Daniel's employment, Mr. Daniel's duties and responsibilities are materially increased as a result of his financial reporting duties with respect to a new subsidiary of the Company, Mr. Daniel's base salary is to increase to $126,500 and, effective in June 2000, his salary was increased to that annual rate. On the date of the employment agreement, the Company granted Mr. Daniel non-qualified stock options to purchase 75,000 shares of the Company's Common Stock, of which 25,000 shares vested immediately, 25,000 shares vested on February 1, 2000 and 25,000 shares will vest on February 1, 2001. If the Company terminates Mr. Daniel's employment for any reason other than for Cause (as defined in the employment agreement) or on account of Mr. Daniel's death or Permanent Disability (as defined in the employment agreement) and such termination occurs as of a date that is within 180 days preceding or within 180 days after the consummation of a Change in Control (as defined in the employment agreement), the Company shall pay to Mr. Daniel within 30 days after the event giving rise to such payment occurs an amount equal to the sum of (x) (1) Mr. Daniel's base salary accrued through the date of termination of Mr. Daniel's employment and (2) any bonus required to be paid to Mr. Daniel and (y) a severance payment equal to one-half of Mr. Daniel's annual base salary as of the effective date of termination of Mr. Daniel's employment.

     The Company entered into an employment agreement with Mr. Sherrill dated as of June 28, 2000. The employment agreement provides for the employment of Mr. Sherrill as Chief Operating Officer of the Company and as President of Multi-User for a period of three years and for the automatic renewal of Mr. Sherrill's employment for successive periods of one year, subject to prior written notice of termination by Mr. Sherrill or the Company, in each case not later than 180 days prior to the expiration of the then current term. Under the employment agreement, Mr. Sherrill receives an annual salary of $150,000, and is entitled to a bonus of 6.5% of the Gross Profit of Multi-User (as defined) if certain performance objectives have been met by the Second Period (as defined). Mr. Sherrill is also entitled to a bonus of $100,000 for each quarter during the twelve-month period following the Second Period in which the Gross Profit of the Company exceeds by 7% or more the Gross Profit of the Company in the immediately preceding quarter. On the date of the employment agreement, the Company granted Mr. Sherrill non-qualified stock options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $4.625 per share, all of which vest on the third anniversary of the date of the employment agreement. Pursuant to the employment agreement, the Company provides Mr. Sherrill with an automobile allowance of $1,200 per month.

                              CERTAIN TRANSACTIONS

     Duane, Morris & Heckscher LLP, a law firm of which Frederick W. Dreher, Secretary of the Company since March 1994, is a partner, serves as the Company's general counsel and charges customary fees to the Company for legal services rendered. In December 1999, the Company issued 325,000 shares of its Common Stock to Duane, Morris & Heckscher LLP in settlement of $691,000 in fees due for legal services rendered to the Company between July 1998 and December 1999. The shares issued were not registered under the Securities Act of 1933, as amended (the "1933 Act") and may not be sold absent such registration or an exemption therefrom.

     On June 28, 2000, the Company completed (i) a private placement to a group of accredited investors and realized gross proceeds of $4,000,000 (the "Private Placement") from the sale of 1,249,671 shares of the Company's Common Stock at a price of $3.25 per share and (ii) the Company's issuance of an 11% promissory note in the principal amount of $2,500,000 due December 28, 2001 to an accredited investor (the "Secured Debt Transaction") together with a warrant to purchase 392,577 shares of the Company's Common Stock, exercisable until June 28, 2003 at $3.25 per share.

     The purchasers of the Company's Common Stock in the Private Placement included John D. Freitag, a director of the Company, who purchased 30,500 shares of Common Stock for $99,125, Richard A. Hansen, a director of the Company, who purchased 100,000 shares of Common Stock for $325,000 and Erik Monninkhof, a director of the Company, who purchased 30,769 shares of Common Stock for $100,000.

     PMG, an investment banking firm, of which Mr. Hansen is an executive officer, director and a principal stockholder, acted as the Company's agent for the Private Placement and the Secured Debt Transaction. For its services in connection with the Private Placement, PMG received a commission of $324,915 in cash, or 8% of the purchase price of the Common Stock sold in the Private Placement, and also received a warrant to purchase 24,993 shares of Common Stock, exercisable until June 28, 2003 at a price of $3.25 per share. For its services in connection with the Secured Debt Transaction, PMG received a cash commission of $175,000, or 7.0% of the proceeds of the Secured Debt Transaction.

     The Company believes the foregoing  transactions were made on terms no less
favorable  to  the  Company  than  could  have  been  otherwise   obtained  from
unaffiliated third parties under prevailing circumstances.

               ITEM 2 - ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001. The Company has been advised by Deloitte & Touche LLP that none of its members has any financial interest in the Company. Election of Deloitte & Touche LLP will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the annual meeting.

     The Company's independent public accountants for its 1998 and 1999 fiscal years were BDO Seidman LLP ("BDO Seidman"). On March 30, 2000, with the approval of the Company's Board of Directors and the Audit Committee of the Company's Board of Directors, the Company notified BDO Seidman that it would not retain BDO Seidman as the Company's independent auditors in connection with the Company's consolidated financial statements for its fiscal year ended March 31, 2000.

     BDO Seidman's reports on the consolidated financial statements of the Company for the two fiscal years ended April 2, 1999 and April 3, 1998 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern qualification with respect to the fiscal years ended April 2, 1999 and April 3, 1998.

     During the fiscal years ended April 2, 1999 and April 3, 1998, and the subsequent interim periods preceding March 30, 2000, there were no disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make a reference to the subject matter thereof in connection with its reports.

     On March 30, 2000, the Company's Board of Directors, with the approval of its Audit Committee, retained Deloitte & Touche LLP to serve as the Company's certifying accountant for the Company's fiscal year ended March 31, 2000.

     A representative of Deloitte & Touche LLP will not attend the annual meeting.

     The Board of Directors recommends a vote "FOR" the election of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001.

                       ITEM 3 - AMENDMENT OF THE 1998 PLAN

     At the annual meeting, the stockholders will be asked to consider and vote upon the amendment of the 1998 Plan. The Board of Directors amended the 1998 Plan on November 22, 2000, subject to stockholder approval at the annual meeting, to increase the total number of shares for which option grants ("Options") may be made from 500,000 shares to 1,000,000 shares in order to make additional shares available under the 1998 Plan in the future for officers and key employees. If the amendment to the 1998 Plan is not approved by the stockholders at the annual meeting, the 1998 Plan will remain in force in its current form.

     The purpose of the 1998 Plan is to further the growth, development and financial success of the Company by providing additional incentives to those officers and key employees who are responsible for the management and affairs of the Company, which will enable them to participate in any increase in value of the Common Stock of the Company.

     The 1998 Plan permits the granting of Options, including Options intended to qualify as incentive stock options under the Code ("Incentive Stock Options") and Options not intended to so qualify ("Non-Qualified Options") to those officers and key employees of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company. Directors of the Company who are not also officers or employees of the Company are not eligible to participate in the 1998 Plan. Nothing contained in the 1998 Plan affects the right of the Company to terminate the employment of any employee.

     The total number of shares of Common Stock that may be the subject of Options granted under the 1998 Plan may not currently exceed 500,000 shares in the aggregate. A total of only 18,000 shares of Common Stock are currently available for grants under the 1998 Plan.

     The amendment will increase the number of shares currently available for grants of Options under the 1998 Plan in furtherance of the purposes of such plan. No determination has been made as to the allocation of grants with respect to the additional shares to specific employees. The Company believes that the additional shares will be required to satisfy anticipated annual Option grants over the next several years.

     The number of persons who are eligible to participate in the 1998 Plan is approximately 85, including executive officers of the Company. Through November 16, 2000, Non-Qualified Options to purchase an aggregate of 435,000 shares were granted to executive officers of the Company as follows: Mr. Pickerign, 300,000 shares; Mr. Daniel, 85,000 shares and Mr. Sherrill, 50,000 shares. None of such persons has been granted any Incentive Stock Options.

     On December 7, 2000, the closing bid price of the Company's Common Stock as reported on the Nasdaq Over-The-Counter Bulletin Board was $2.50 per share.

     No Options may be granted under the 1998 Plan after December 14, 2008. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the 1998 Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 1998 Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company.

ADMINISTRATION

     The 1998 Plan is administered by the Board of Directors of the Company which is authorized to (i) interpret the provisions of the 1998 Plan and decide all questions of fact arising in its application; (ii) select the employees to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the 1998 Plan.

PRICE AND EXERCISE OF OPTIONS

     The exercise price of the Options granted under the 1998 Plan is determined by the Board at the time the Option is granted. However, the exercise price of the Common Stock subject to an Incentive Stock Option may not be less than 100% of the fair market value of the Common Stock on the date the Incentive Stock Option is granted, but in no event less than the par value of such stock, and the exercise price of the Common Stock subject to a Non-Qualified Option may not be less than 85% of the fair market value of the Common Stock on the date the Non-Qualified Option is granted. Moreover, in the case of Incentive Stock Options granted to an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted.

     The Board determines on the date of grant when Options become exercisable. Each Option may not be exercisable after ten years from the date the Option is granted, provided that an Incentive Stock Option granted to an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not be exercisable after five years from the date the Option is granted. An Option granted under the 1998 Plan may be exercised only by written notice from the holder thereof to the Company, which notice must specify the number of shares to be purchased and must be accompanied by full payment for the shares with respect to which the Option is being exercised. The exercise price is payable in cash, Common Stock of the Company at fair market value or a combination thereof, as the Board may determine from time to time and subject to such terms and conditions as may be prescribed by the Board for such purpose. The Board may also, in its discretion and subject to prior notification to the Company by an Optionee, permit an Optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of the sale the exercise price of the shares as to which the Option has been exercised.

MODIFICATION OR TERMINATION OF THE 1998 PLAN

     The 1998 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange or automated quotation system listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the 1998 Plan, except as specifically authorized in the 1998 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Based on the advice of counsel, the Company believes that the normal operation of the 1998 Plan should generally have, under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder which may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences.

     An Optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an Option.

     In the case of Non-Qualified Options, an Optionee will generally recognize ordinary income upon exercise of a Non-Qualified Option in an amount equal to the excess of the fair market value of the stock acquired on the date of exercise over the aggregate price paid pursuant to the Non-Qualified Option for such stock (the "exercise price"), and the Company will generally be entitled to a deduction to the extent of the ordinary income recognized by the Optionee in accordance with the rules of Section 83 of the Code and Section 162(m) of the Code to the extent applicable. An Optionee exercising a Non-Qualified Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

     Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of such shares, the Optionee will recognize capital gain or loss equal to the difference between (i) the selling price of the shares and
(ii) the Optionee's basis in such shares under the Code rules which govern stock dispositions, assuming the shares are held by the Optionee as a capital asset. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held, and the Optionee's tax bracket. Any net capital loss can only be used to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

     The Optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the exercise of an Incentive Stock Option, provided the Optionee was an employee of the Company or of certain related corporations as described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. In all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code. However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference in the taxable year of exercise. This preference will be included in the Optionee's computation of his or her "alternative minimum tax." However, if the Optionee makes a disqualifying disposition of the shares (as described below) in the taxable year in which the Optionee exercises the Incentive Stock Option, the amount includible in the Optionee's alternative minimum taxable income generally will not exceed the amount realized on the disposition minus the exercise price. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

     If the Optionee does not dispose of the shares issued upon the exercise of an Incentive Stock Option within one year of such issuance or within two years from the date of the grant of such Incentive Stock Option, whichever is later, any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held, and the Optionee's tax bracket. Any net capital loss can only be used to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (that is, within two years from the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed to be a disqualifying disposition. In that event, the Optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of (i) the amount realized for such sale or (ii) the fair market value of such shares on the date of exercise of such option exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the determination of the ordinary income the Optionee realizes will be the fair market value of the shares on the date of exercise, minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules which govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

     Except as provided below, the use of shares already owned by the Optionee to pay the exercise price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option, if any, and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the exercise price of an Incentive Stock Option is made with

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

shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be treated as a disqualifying disposition of the shares used for payment subject to the rules described herein.

     Under current law, any gain realized by an Optionee, other than long-term gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxed at a maximum federal income tax rate of 20%.

     The comments set forth above are only a summary of certain of the federal income tax consequences relating to the 1998 Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the 1998 Plan or upon the Optionee or the Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

VOTE REQUIRED

     Approval of the amendment to the 1998 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy at the annual meeting. Abstentions are considered shares of stock present in person or represented by proxy at the annual meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the amendment to the 1998 Plan because it represents one fewer vote for adoption of the amendment. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the 1998 Plan and will have no effect on the vote.

     The Board of Directors recommends a vote "FOR" approval and adoption of the amendment to the 1998 Plan.

                     ITEM 4 - ADOPTION OF THE DIRECTOR PLAN

     On December 1, 2000, the Board of Directors approved the Director Plan, subject to the adoption thereof by the Company's stockholders at the annual meeting. The Board of Directors reserved 500,000 shares of Common Stock for issuance under the Director Plan. The purpose of the Director Plan is to provide directors who are not employees of the Company or its subsidiaries, and certain consultants to the Company, with the opportunity to receive grants of nonqualified stock options. The Board of Directors believes that it is in the Company's best interest to adopt the Director Plan. The Director Plan is intended to encourage non-employee directors and consultants to contribute materially to the growth of the Company, thereby benefiting its stockholders, and better aligning the interests of the Company's non-employee directors and consultants with the Company's stockholders.

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

SUMMARY OF THE DIRECTOR PLAN

     At the  annual  meeting,  a  proposal  to adopt the  Director  Plan will be presented to the Company's stockholders. The Director Plan will be effective immediately if adopted. The Director Plan will be administered by the Compensation Committee or, in the absence of such a committee, by the Board of Directors. The Compensation Committee or the Board will have the sole authority to determine the individuals who receive grants, the type, size and terms of grants, the timing of grants and the period when grants will be exercisable or when restrictions will lapse, amend the terms of previously issued grants, and make all other determinations with respect to the administration of the Director Plan.

     The number of shares reserved for issuance under the Director Plan is 500,000 shares of Common Stock. All shares subject to grants that expire or are cancelled, surrendered or terminated for any reason other than exercise will be available for new grants under the Director Plan. The Compensation Committee or the Board may adjust the number of shares covered by outstanding grants and the price per share of outstanding grants if there is any change in the number or class of shares because of a stock dividend, stock split, merger, reclassification or other similar change in the Company's stock. Directors of the Company who are not employees of the Company or any of its affiliates and, at the discretion of the Compensation Committee or the Board, certain consultants  to the  Company,  will be eligible to  participate  in the Director
Plan.

     The Board of Directors may amend or terminate the Director Plan at any time. However, the Board of Directors may not make any amendment without stockholder approval if such approval is required under any applicable laws or stock exchange or Nasdaq requirements, nor may any amendment affect the rights of holders of options theretofore outstanding. The Director Plan will terminate when all stock options granted under the Director Plan have either been exercised or terminated; provided that no stock option may be granted more than ten years after the effective date of the Director Plan. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger or the Company with or into another corporation, the Compensation Committee or the Board may take any action that it deems desirable, including:
(i) requiring that all outstanding options be assumed by or replaced with comparable options of the surviving company, (ii) providing that all outstanding options are fully exercisable or (iii) terminating all outstanding options that are not exercised within a certain period. Upon the liquidation or dissolution of the Company, all outstanding options will terminate, unless otherwise provided by the Compensation Committee or the Board.

     The Director Plan permits only grants of nonqualified stock options. The exercise price underlying each option shall not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. Plan participants may pay the exercise price of an option in cash or by delivering to the Company shares of Common Stock owned by the optionee. An optionee may also pay the exercise price of an option through "net" exercise, pursuant to which the number of shares received by the optionee will be reduced by a number of shares that, when valued at fair market value, will be sufficient to pay the exercise price. With the approval of the Compensation Committee or the Board, an optionee may pay the purchase price of an option through an agreement with the Company's transfer agent or a brokerage firm whereby the optionee will exercise the option and sell the shares acquired thereby through the Company's transfer agent or the brokerage firm, and the Company's transfer agent or the brokerage firm executing the sale will remit to the Company the exercise price of the shares as to which the option has been exercised.

     Options will become exercisable according to the terms and conditions determined by the Compensation Committee or the Board and specified in the grant instrument. The Compensation Committee or the Board may accelerate the exercisability of any or all outstanding options at any time for any reason. The Compensation Committee or the Board will determine the term of each option, up to a maximum ten-year term. Options may be exercised while the grantee is a director or consultant of the Company or within a specified period of time after termination of the director's or consultant's service in such capacity. Options granted under the Director Plan may not be transferred except upon the grantee's death or as otherwise approved by the Compensation Committee or the Board.

FEDERAL INCOME TAX CONSEQUENCES

     The current federal income tax consequences of option grants under the Director Plan are generally described below. This description of tax consequences is not a complete description and is based on the Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of options granted under the Director Plan.

     All options granted under the Director Plan will be nonqualified stock options. An optionee will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. The Company will generally be able to take a deduction with respect to this amount as a compensation expense for federal income tax purposes. The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently one year. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

     The Company has the right to deduct from all grants paid in cash or other compensation any taxes required to be withheld with respect to grants under the Director Plan. The Company may require that the participant pay to it the amount of any required withholding. The Compensation Committee or the Board may permit the participant to elect to have withheld from any shares issuable to him or her in connection with the Director Plan a number of shares with a value equal to the required tax withholding amount.

FUTURE GRANTS

     Assuming adoption by stockholders of the Director Plan at the annual meeting, the Company intends to issue to each non-employee director, other than Mr. Laube, annually under the Director Plan an option to purchase an as yet undetermined number of shares of Common Stock at the market price prevailing at the date of grant and the Board intends to grant Mr. Laube an option to purchase 100,000 shares of Common Stock at the price prevailing on the date of

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

grant. The Board of Directors has made no other determination as to the number of stock options to be granted under the Director Plan.

VOTE REQUIRED

     The adoption of the Director Plan will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting. Abstentions are considered shares of stock present in person or represented by proxy at the annual meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the Director Plan because it represents one fewer vote for adoption of the Director Plan. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the Director Plan and will have no effect on the vote.

     The Board of  Directors  recommends  a vote "FOR"  adoption of the Director
Plan.

     An abstention will have the effect of a negative vote. A broker non-vote will not be counted for purposes of determining whether the 2000 Director Plan has been adopted.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for its 2000 fiscal year is being mailed to the Company's stockholders with this Proxy Statement.

                              STOCKHOLDER PROPOSALS

     Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2001 annual meeting of stockholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at Suite 100, 1060 Windward Ridge Parkway, Alpharetta, Georgia 30005-3992, not later than July 26, 2001.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration at the annual meeting other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                         By Order of the Board of Directors,

                                         /s/  Perry J. Pickerign

                                         Perry J. Pickerign, President
                                         and Chief Executive Officer

December 11, 2000

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